UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

EIGHTCO HOLDINGS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

EIGHTCO HOLDINGS INC.

2023 Annual Meeting
Vote by December 27, 2023
11:59 PM ET

EIGHTCO HOLDINGS INC.
200 9TH AVENUE NORTH, SUITE 220
SAFETY HARBOR, FL 34695

V25595-P99898

You invested in EIGHTCO HOLDINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 28, 2023.**

Get informed before you vote

View The Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 14, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 28, 2023
10:00 A.M. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/OCTO2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect a Class I member to serve on our Board of Directors until the 2026 annual meeting of stockholders or until the appointment, election, and qualification of his successor **Nominee:**	
1a. Brian McFadden	For
2. To ratify the selection of Morison Cogen LLP as the Company's independent auditors for the fiscal year ending December 31, 2023	For
3. To approve, on an advisory basis, the compensation of our named executive officers as set forth in the Proxy Statement	For
4. To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation	3 Years
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

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V25596-P99898